UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2014

RAPID FIRE MARKETING, INC.

(Exact name of registrant as specified in its charter)

Nevada	26-0214836
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

311 West Third St.

Suite 1234

Carson City, NV 89701

Telephone: (775) 461-5127

(Address and telephone number of Registrant’s principal executive offices)

Nevada Business Center, LLC

311 West Third Street

Carson City, NV 89703

Telephone: (775) 461-5127

(Name, address, and telephone number of agent for service)

Copies of communications to:

Gregg E. Jaclin, Esq.

Szaferman, Lakind, Blumstein & Blader, P.C.

101 Grovers Mill Road

Lawrenceville, New Jersey 08648

Tel. No.: (609) 275-0400

 Fax No.: (609) 275-4511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Resignation of Previous Independent Registered Public Accounting Firm

On July 28, 2014, the Board of Directors of Rapid Fire Marketing, Inc. (the “Company”) accepted the resignation of Silberstein Ungar, PLLC (“Silberstein”) as its independent registered public accountant, effectively immediately.

Silberstein’s reports on our financial statements as of and for the fiscal years ended December 31, 2012 and 2013 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. However, the reports contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

During the fiscal years ended December 31, 2012 and 2013 and through Silberstein’s resignation on July 28, 2014, there were (1) no disagreements with Silberstein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Silberstein, would have caused Silberstein to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

A copy of Silberstein’s resignation letter stating that there have been no disagreements with the Company over accounting issues or accounting policies is filed as Exhibit 16.1 to this Report.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the acceptance of Silberstein’s Resignation as our independent registered public accounting firm, the Board of Directors of the Company appointed KLJ & Associates, LLC (“KLJ”) as our independent registered public accounting firm.

During the years ended December 31, 2012 and 2013 and through the date hereof, neither the Company nor anyone acting on its behalf consulted KLJ with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that KLJ concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits:  The following exhibits are filed as part of this report:

Exhibit No.	Description
16.1	Letter from Silberstein Ungar, PLLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Rapid Fire Marketing, Inc.

Date: August 15, 2014	By:	/s/ Thomas Allinder
Thomas Allinder, President